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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 25, 2000
                        (Date of earliest event reported)


                                Ceres Group, Inc.
             (Exact Name or Registrant as specified in its charter)


         Delaware                       0-8483                34-1017531
         --------                       ------            ---------------------
(State or other jurisdiction       (Commission File          (IRS Employer
   of Incorporation)                   Number)            Identification Number)


                   17800 Royalton Road, Cleveland, Ohio 44136
                   ------------------------------------------
               (Address of Principle Executive Offices) (Zip Code)

                                 (440) 572-2400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective July 26, 2000, Ceres Group, Inc. ("Ceres"), through Continental General Insurance Company, its wholly-owned subsidiary ("Continental General"), acquired The Pyramid Life Insurance Company ("Pyramid") from United Insurance Company of America ("United Insurance"), a subsidiary of Unitrin, Inc. of Chicago, for $67.5 million. Pyramid, based in Mission, Kansas, provides health and life insurance primarily for the senior market, including long-term care, home health care, Medicare supplement, and senior life insurance products. Funds for the acquisition were provided as follows:

- $20.0 million from the sale of 3,333,334 newly-issued shares of common stock, par value $0.001 per share, of Ceres (the "Common Shares") in a private placement offering (the "Pyramid Offering");

- $7.5 million from the sale to United Insurance of 75,000 newly-issued shares of convertible voting preferred stock, par value $0.001 per share, of Ceres, which shares are convertible into Common Shares of Ceres (the "Voting Preferred Shares");

- $25.0 million from a special pre-closing dividend paid by Pyramid to United Insurance in connection with the acquisition; and

- $15.0 million from a combination of funds from Continental General and financing provided by The Chase Manhattan Bank and associated banks.

         At June 30, 2000, Pyramid had assets of $140.9 million (prior to payment of the $25.0 million pre-closing dividend) and total revenues of $37.0 million. Pyramid markets senior insurance products through approximately 2,500 independent agents in 40 states.

         In conjunction with the acquisition of Pyramid, Ceres, along with The Chase Manhattan Bank and associated banks, amended the Credit Agreement, dated February 17, 1999, among Ceres, the lending institutions listed from time to time on Annex I thereto and The Chase Manhattan Bank, as Administrative Agent (the Credit Agreement is included in Ceres' Form 8-K, dated March 4, 1999, as
Exhibit 10.1 and is incorporated herein by reference, and as amended by the First Amendment to the Credit Agreement, dated May 3, 1999, attached hereto as
Exhibit 10.2 and incorporated herein by reference), to increase the revolver from $10.0 million to $15.0 million (the "Amendment"). The Amendment included provisions to allow for the Pyramid acquisition along with certain revisions in the financial covenants to be maintained by Ceres as follows:

-        the leverage ratio (consolidated debt to consolidated total capital) of
         0.40 to 1.00 through December 31, 2000, 0.35 to 1.00 thereafter through December 31, 2001, and 0.30 to 1.00 thereafter;

- minimum consolidated net worth of $80.0 million through December 31, 2000, $110.0

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         million thereafter through December 31, 2001, $160.0 million thereafter through December 31, 2002, and $200.0 million thereafter; and

- a fixed charge coverage ratio (borrower cash flow to the sum of consolidated interest expense and scheduled repayments) of not less than 1.05 to 1.00 for the period of June 30, 2000 through June 30, 2001, 1.10 to 1.00 thereafter through June 30, 2002, 1.20 to 1.00 thereafter through June 30, 2003, and 1.30 to 1.00 thereafter.

         This description of the Amendment is not and does not purport to be complete and is qualified in its entirety by reference to the Amendment. The Amendment is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

         The 3,333,334 Common Shares were sold by Ceres for $20.0 million, or $6.00 per Common Share. The Common Shares were issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act, and therefore, were not registered under the Act. The certificates representing the Common Shares contain a legend restricting transfer without compliance with the Act. Purchasers of the Common Shares in the Pyramid Offering were Castle Creek Capital Partners Fund IIa, LP and Castle Creek Capital Partners Fund IIb, LP, two California-based investment funds (together "Castle Creek"), Lunn-Ceres II, LLC, a private investment fund based in Chicago, and several individual investors.

         All of the Common Shares purchased in the Pyramid Offering are subject to the Amended and Restated Registration Rights Agreement, dated as of July 25, 2000, between Ceres and the persons and entities set forth on the signature pages attached thereto (the "Amended and Restated Registration Rights Agreement"). The Common Shares purchased by Castle Creek are subject to the Amended and Restated Voting Agreement, dated as of July 25, 2000, by and among Ceres and the security holders listed on the signature pages thereof (the "Amended and Restated Voting Agreement"). The Common Shares purchased by Lunn-Ceres II, LLC and the individual investors are subject to the Stockholders Agreement, as amended, dated as of July 1, 1998, by and among Ceres (as successor-in-interest to Central Reserve Life Corporation) and the security holders listed on the signature pages thereof (the "Stockholders Agreement"). The security holders, persons and entities that are parties to each of the Amended and Restated Voting Agreement, Stockholders Agreement and Amended and Restated Registration Rights Agreement are referred to in this Form 8-K as the "Stockholders."

         The Amended and Restated Registration Rights Agreement provides the Stockholders with certain rights to have their Common Shares registered pursuant to the Act. The Amended and Restated Registration Rights Agreement provides for
(1) "Demand Registration" - if requested by at least $5.0 million of the then market value of outstanding Registrable Shares, as defined in the Amended and Restated Registration Rights Agreement, Ceres is obligated to use its best efforts to cause such shares to be registered, subject to certain restrictions; and (2) "Piggyback Registration" - if Ceres proposes to register any of its Common Shares in connection with a public distribution, Ceres will use its best effort to register any holder's "Registrable Shares," if so requested. In




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addition, the Amended and Restated Registration Rights Agreement provides that, beginning July 25, 2001, the purchasers in the Pyramid Offering will be entitled to "Piggyback Registration" as well as one "Demand Registration" if requested by the holders of at least $10.0 million of the then market value of the Common Shares sold in the Pyramid Offering.

         This description of the Amended and Restated Registration Rights Agreement is not and does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Registration Rights Agreement. The Amended and Restated Registration Rights Agreement is attached to this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

         Pursuant to the Amended and Restated Voting Agreement, the Stockholders have agreed to cause the Board of Directors of Ceres to consist of nine directors designated by the Stockholders, some or all of whom will be the following individuals, subject to certain conditions: four individuals designated by International Managed Care, LLC and International Managed Care (Bermuda), L.P. (together "International Managed Care"), two individuals designated by Strategic Acquisition Partners, LLC, one individual designated by Turkey Vulture Fund XIII, Ltd., and one individual designated by Castle Creek. The Amended and Restated Voting Agreement further provides that no Stockholder may effect, cause to be effected, or permit any voluntary or involuntary sale, assignment, or transfer ("Transfer") of any Common Shares or any interest therein, except for Transfers pursuant to an effective registration statement or pursuant to Rule 144 under the Act, unless the transferee agrees to be bound by the provisions of the Amended and Restated Voting Agreement and the Stockholders Agreement and such Transfer is, where applicable, made in compliance with the terms of the Stockholders Agreement. This description of the Amended and Restated Voting Agreement is not and does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Voting Agreement. The Amended and Restated Voting Agreement is attached to this Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

         Pursuant to the Stockholders Agreement, each of the Stockholders is provided certain rights in respect of its outstanding Common Shares in the event of certain sales of Common Shares by other Stockholders. Specifically, if International Managed Care disposes of Common Shares representing more than 20% of the outstanding Common Shares, International Managed Care, its affiliates, officers, directors and employees (the "International Managed Care Group") have the right to require each non-selling Stockholder (each, a "Co-Seller") to transfer a portion of its Common Shares which represents the same percentage of the fully diluted Common Shares held by such Co-Seller as the Common Shares being disposed of by the International Managed Care Group represent of the fully diluted Common Shares held by the International Managed Care Group. All Common Shares transferred pursuant to this provision of the Stockholders Agreement will be sold at the same price and time and otherwise be treated identically with the Common Shares being sold by the International Managed Care Group.

         The Stockholders Agreement further provides that if any Stockholder desires to effect a transfer of Common Shares (other than a transfer in an underwritten public offering pursuant to an effective registration statement under the Act) representing more than 20% of the outstanding




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Common Shares, then the selling Stockholder must make an offer to each Co-Seller to include in the proposed sale a portion of such Co-Seller's Common Shares which represents the same percentage of such Co-Seller's fully diluted Common Shares as the Common Shares being sold by the selling Stockholder represent of its fully diluted Common Shares. This description of the Stockholders Agreement is not and does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement. The Stockholders Agreement is included in Ceres' Proxy Statement dated May 28, 1998 as Exhibit D and is incorporated herein by reference.

         The 75,000 Voting Preferred Shares were sold to United Insurance by Ceres for $7.5 million, or $100.00 per share. The holders of the Voting Preferred Shares will have the right to convert each share into Common Shares at any time and will be obligated to convert all shares by the end of the third year from the date of issuance. The number of Common Shares into which each Voting Preferred Share will be convertible will be determined by dividing the $100 per share purchase price, plus any accrued and unpaid dividends, by the average market price of the Common Shares on July 26, 2000, subject to adjustment. Each holder of the Voting Preferred Shares will be entitled to vote on all matters presented for a vote of Ceres' stockholders, voting together with the Common Shareholders as one class, and will have the number of votes equal to the largest number of whole Common Shares into which the holders' Voting Preferred Shares can then be converted. The holders of the Voting Preferred Shares will also be entitled to receive dividends prior and in preference to any declaration or payment of any dividend on the Common Shares at the rate of 10% per year and such dividends will be payable annually in additional Voting Preferred Shares. All dividends payable on the Voting Preferred Shares must be paid in order for Ceres to declare or pay any dividend on the Common Shares or for Ceres to repurchase or redeem any Common Shares. If at any time Ceres issues or sells any of its equity securities in a single or continuous offering for more than $20 million, then Ceres must repurchase all of the outstanding Voting Preferred Shares for $100 per share, plus any accrued and unpaid dividends. Ceres may redeem all or any part of the Voting Preferred Shares equal to the following percentage sum of the aggregate amount of shares multiplied by $100, plus any accrued and unpaid dividends: July 26, 2001 - 120%; July 26, 2002 - 115%; and July 26, 2003 - 110%. However, the holders of the Voting Preferred Shares have the right to convert at any time up to 20 days prior to the date of repurchase or redemption. This description of the Voting Preferred Shares is not and does not purport to be complete and is qualified in its entirety by reference to the terms of the Voting Preferred Shares as described in the Certificate of Amendment to Ceres' Certificate of Incorporation. The Certificate of Amendment is attached to this Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

         All of the Voting Preferred Shares purchased by United Insurance are subject to the United Registration Rights Agreement, dated as of July 26, 2000, between Ceres and United Insurance (the "United Registration Rights Agreement"). Pursuant to the United Registration Rights Agreement, beginning three years from the date of the agreement, the holders of all, but not less than all, of the Common Shares issued upon conversion of the Voting Preferred Shares may request "Demand Registration" whereby Ceres is obligated to use its best efforts to cause all, but not less than all, of the Common Shares issued upon conversion of the Voting Preferred Shares to be registered. Beginning one year from the date of the United Registration Rights Agreement, United Insurance will also




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have "Piggyback Registration" rights, whereby if Ceres proposes to register any of its Common Shares in a public offering, it will use its best efforts to register any shares subject to the United Registration Rights Agreement. The holders of the Voting Preferred Shares will rank the same as the holders of the Common Shares subject to the Amended and Restated Registration Rights Agreement. This description of the United Registration Rights Agreement is not and does not purport to be complete and is qualified in its entirety by reference to the United Registration Rights Agreement. The United Registration Rights Agreement is attached to this Form 8-K as Exhibit 4.4 and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

         On July 25, 2000, Ceres filed a Certificate of Amendment of its Certificate of Incorporation with the Delaware Secretary of State, increasing the number of authorized Common Shares from 30.0 million to 50.0 million and authorizing the issuance of up to 100,000 Voting Preferred Shares. Ceres' stockholders approved these amendments on June 27, 2000 and April 14, 2000, respectively. Terms of the Voting Preferred Shares are described under Item 2 above. The Certificate of Amendment to the Certificate of Incorporation is attached to this Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

         Audited financial statements of Pyramid for the year ended December 31, 1999 will be filed not later than 60 days following the filing of this Form 8-K.

    (b)  PRO FORMA FINANCIAL INFORMATION.

         Pro forma financial statements of Ceres showing the effect of the acquisition of Pyramid will be filed not later than 60 days following the filing of this Form 8-K.

    (c)  EXHIBITS.

         2.1 Purchase Agreement dated October 7, 1999, by and between United Insurance Company of America and Ceres Group, Inc.

         2.2 Amendment to Purchase Agreement by and between United Insurance Company of America and Ceres Group, Inc. dated as of April 17, 2000

         2.3 Amendment No. 2 to Purchase Agreement by and between United Insurance Company of America and Ceres Group, Inc. dated as of July 5, 2000



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         3.1      Certificate of Amendment of the Certificate of Incorporation
                  of Ceres Group, Inc. dated July 25, 2000

         4.1 Amended and Restated Registration Rights Agreement dated as of July 25, 2000 between Ceres Group, Inc. (as successor-in-interest to Central Reserve Life Corporation) and the persons and entities set forth on the signature pages attached thereto

         4.2 Amended and Restated Voting Agreement dated as of July 25, 2000 by and among Ceres Group, Inc. (as successor-in-interest to Central Reserve Life Corporation) and the security holders listed on the signature pages thereof

         4.3 Form of Stockholders Agreement by and among Ceres Group, Inc. (as successor-in- interest to Central Reserve Life Corporation) and the security holders listed on the signature pages thereof (Incorporated by reference to Exhibit D to Ceres' Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on May 26, 1998 (Reg. No. 000-08483))

         4.4 United Registration Rights Agreement dated as of July 26, 2000 between Ceres Group, Inc. and United Insurance Company of America

         10.1 Credit Agreement, dated as of February 17, 1999, among Ceres Group, Inc., the lending institutions listed from time to time on Annex I thereto and The Chase Manhattan Bank, as Administrative Agent (Incorporated by reference to Exhibit
                  10.1 to Ceres' Form 8-K as filed with the Securities and Exchange Commission on March 4, 1999 (Reg. No. 000-08483))

         10.2 First Amendment to the Credit Agreement, dated as of May 3, 1999, among Ceres Group, Inc., the lending institutions party to the Credit Agreement and The Chase Manhattan Bank, as Administrative Agent

         10.3 Second Amendment to Credit Agreement, dated as of July 25, 2000, among Ceres Group, Inc., the lending institutions party to the Credit Agreement and The Chase Manhattan Bank, as Administrative Agent








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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 9, 2000               CERES GROUP, INC.



                                      By:   /s/   Charles E. Miller, Jr.
                                         ------------------------------
                                             Chief Financial Officer





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                                    EXHIBITS

         Exhibit No.       Exhibit
         -----------       -------

                  2.1 Purchase Agreement dated October 7, 1999, by and between United Insurance Company of America and Ceres Group, Inc.

                  2.2 Amendment to Purchase Agreement by and between United Insurance Company of America and Ceres Group, Inc. as of dated April 17, 2000

                  2.3 Amendment No. 2 to Purchase Agreement by and between United Insurance Company of America and Ceres Group, Inc. dated as of July 5, 2000

                  3.1 Certificate of Amendment of the Certificate of Incorporation of Ceres Group, Inc. dated July 25, 2000

                  4.1 Amended and Restated Registration Rights Agreement dated as of July 25, 2000 between Ceres Group, Inc. (as successor-in-interest to Central Reserve Life Corporation) and the persons and entities set forth on the signature pages attached thereto

                  4.2 Amended and Restated Voting Agreement dated as of July 25, 2000 by and among Ceres Group, Inc. (as successor-in-interest to Central Reserve Life Corporation) and the security holders listed on the signature pages thereof

                  4.3 Form of Stockholders Agreement by and among Ceres Group, Inc. (as successor-in-interest to Central Reserve Life Corporation) and the security holders listed on the signature pages thereof (Incorporated by reference to Exhibit D to Ceres' Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on May 26, 1998 (Reg. No. 000-08483))

                  4.4 United Registration Rights Agreement dated as of July 26, 2000 between Ceres Group, Inc. and United Insurance Company of America

                  10.1 Credit Agreement, dated as of February 17, 1999, among Ceres Group, Inc., the lending institutions listed from time to time on Annex I thereto and The Chase Manhattan Bank, as Administrative Agent (Incorporated by reference to Exhibit 10.1 to Ceres' Form 8-K as filed with the Securities and Exchange Commission on March 4, 1999 (Reg. No. 000-08483))

                  10.2 First Amendment to the Credit Agreement, dated as of May 3, 1999, among



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                           Ceres Group, Inc., the lending institutions party to
                           the Credit Agreement and The Chase Manhattan Bank, as Administrative Agent

                  10.3 Second Amendment to Credit Agreement, dated as of July 25, 2000, among Ceres Group, Inc., the lending institutions party to the Credit Agreement and The Chase Manhattan Bank, as Administrative Agent







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